Description of Business	12 Months Ended
Apr. 30, 2024
Description of Business [Abstract]
Description of Business
1.	Description of Business

Pixie Dust Technologies, Inc. (the “Company”) was incorporated in Japan in May 2017. Since its inception, the Company has conducted research, technology development, and business development based on research created through industry-academic collaborations. Additionally, the Company builds mechanisms for continuous social implementation in response to the issues and needs that exist in society.

The core technology of the Company is “wave control technology” that has the potential for a variety of applications, including technologies to enhance personal care and quality of life, and for sensing and controlling space. The Company continuously performs research and development activities, and then manufactures and/or sells the products resulting from that research and development.

The Company’s fiscal year-end is April 30. The Company is headquartered in Japan. For the years ended April 30, 2022, 2023 and 2024, there are no subsidiaries to be consolidated for the Company.

●	Initial Public Offering (“IPO”)

On August 3, 2023, the Company completed its IPO, in which the Company issued and sold 1,666,667 shares of common stock represented by American Depositary Shares (ADSs) at a price to the public of $9.00 per ADS. Each ADS represents one common stock. The Company’s ADSs are traded on the Nasdaq Capital Market under the symbol “PXDT”. The Company received aggregate net proceeds of ¥1,463,714 thousand ($9,291 thousand) after deducting underwriting discounts, commissions and other offering costs.